UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 1, 2026

Proficient Auto Logistics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42035	93-1869180
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

12276 San Jose Blvd., Suite 426

Jacksonville, FL 32223

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 506-7918

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PAL	Nasdaq Global Market

Item 7.01 Regulation FD Disclosure

William Blair Growth Stock Conference

On June 1, 2026, Proficient Auto Logistics, Inc. (the “Company”) announced that Rick O’Dell, Chairman and Chief Executive Officer, and Brad Wright, Chief Financial Officer will attend the William Blair Growth Stock Conference on June 2, 2026. During this conference, Messrs. O’Dell and Wright expect to participate in a series of meetings with members of the investment community. The materials used during the meetings will be posted to the Company’s website that day at proficientautologistics.com under “Investor Relations.”

Release of Unaudited Financial and Operating Results and Conference Call Scheduled

On June 1, 2026, the Company also announced that it will host an investor conference call at 5:00 p.m. EDT on Monday, August 10, 2026, to discuss its operating and financial results for the three months ended June 30, 2026. A press release disclosing those results will be issued at approximately 4:00 p.m. EDT on that day. Investors are invited to join the conference call by registering through this link: https://register-conf.media-server.com/register/BIdc1702f4dd57497ebad367c5a6615afb. Once registered, investors will receive a dial-in and a unique pin to join the conference. Investors may also join the listen-only Webcast via https://edge.media-server.com/mmc/p/3mqhd9aj.

The information in this Item 7.01 and the attached Exhibit 99.1 are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated June 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, that are subject to risks and uncertainties. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements. All statements, other than statements of historical facts, regarding management’s expectations, beliefs, goals, plans or the Company’s prospects should be considered forward-looking statements. Readers are cautioned that actual results may differ materially from projections or estimates due to a variety of important factors, and readers are directed to the Risk Factors identified in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from the Company. The Company may not actually achieve the goals or plans described in its forward-looking statements, and such forward-looking statements speak only as of the date of this Current Report on Form 8-K. Investors should not place undue reliance on these statements. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2026

Proficient Auto Logistics, Inc.

By	/s/ Brad Wright
Brad Wright
Chief Financial Officer and Secretary

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